EXHIBIT 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Ulticom, Inc. (the "Company") on Form 10-Q for the period ended October 31, 2004 (the "Report"), I, Shawn K. Osborne, President and Chief Executive Officer of the Company and I, Mark A. Kissman, Vice President of Finance and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                 /s/ Shawn K. Osborne
                                                 -------------------------------
                                                 Shawn K. Osborne
                                                 President and CEO
                                                 Principal Executive Officer
                                                 December 10, 2004


                                                 /s/ Mark A. Kissman
                                                 -------------------------------
                                                 Mark A. Kissman
                                                 Vice President of Finance and
                                                 CFO
                                                 Principal Financial Officer
                                                 December 10, 2004

This certification accompanies this Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.